LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 99.7%

Apollo Group, Inc. — Class

A*†

5,300

$

234,578

INFORMATION TECHNOLOGY 17.2%

Starbucks Corp.*†

14,010

220,517

Google, Inc. — Class A*

702

$

369,547

Harley-Davidson, Inc.†

6,036

218,865

Cognizant Technology

Expedia, Inc.*†

11,830

217,435

Solutions Corp. — Class

Yum! Brands, Inc.†

6,162

216,225

A*†

10,934

355,464

Lowe's Cos., Inc.†

10,061

208,766

Yahoo!, Inc.*†

14,977

309,425

Black & Decker Corp.†

3,623

208,359

Apple, Inc.*

1,650

276,276

Goodyear Tire & Rubber

Dell, Inc.*†

12,449

272,384

Co.*†

11,270

200,944

Qualcomm, Inc.

5,858

259,919

Kohl's Corp.*†

4,158

166,486

Intuit, Inc.*

9,082

250,391

Best Buy Co., Inc.†

4,098

162,281

Lexmark International,

Omnicom Group, Inc.†

3,443

154,522

Inc.*†

7,108

237,620

Nike, Inc. — Class B†

2,490

148,429

Adobe Systems, Inc.*

5,788

227,989

McGraw-Hill Cos., Inc.†

3,600

144,432

Oracle Corp.*

10,541

221,361

Harman International

eBay, Inc.*

8,082

220,881

Industries, Inc.

3,228

133,607

Akamai Technologies,

Polo Ralph Lauren Corp.†

2,030

127,443

Inc.*†

6,010

209,088

GameStop Corp. — Class

Symantec Corp.*

10,786

208,709

A*†

2,660

107,464

Fiserv, Inc.*†

4,530

205,526

International Game

Cisco Systems, Inc.*

8,465

196,896

Technology, Inc.†

4,287

________

107,089

Total System Services, Inc.

8,030

178,426

Total Consumer Discretionary

________

5,679,715

Autodesk, Inc.*†

5,028

169,997

HEALTH CARE 16.8%

NetApp, Inc.*†

7,538

163,273

Intuitive Surgical, Inc.*

1,360

366,384

Microsoft Corp.

5,670

155,982

Zimmer Holdings, Inc.*

5,344

363,659

SanDisk Corp.*†

7,918

148,067

Varian Medical Systems,

QLogic Corp.*†

10,140

147,943

Inc.*†

6,057

314,055

Western Union Co.†

5,760

142,387

Express Scripts, Inc.*†

4,913

308,143

Citrix Systems, Inc.*†

4,524

133,051

Forest Laboratories, Inc.*

8,609

299,077

Electronic Arts, Inc.*†

2,653

117,873

Gilead Sciences, Inc.*†

5,602

296,626

National Semiconductor

IMS Health, Inc.

11,973

278,971

Corp.†

5,540

113,792

Amgen, Inc.*

5,154

243,063

Motorola, Inc.†

15,370

112,816

St. Jude Medical, Inc.*

5,815

237,717

MEMC Electronic

Celgene Corp.*

3,684

235,297

Materials, Inc.*

1,680

103,387

Waters Corp.*†

3,580

230,910

BMC Software, Inc.*

2,640

95,040

Medtronic, Inc.†

4,444

229,977

Nvidia Corp.*†

4,613

________

86,355

Biogen Idec, Inc.*†

3,780

211,264

Total Information Technology

________

5,689,865

Patterson Cos., Inc.*†

6,646

195,326

CONSUMER DISCRETIONARY 17.2%

Laboratory Corporation of

Coach, Inc.*

13,481

389,331

America Holdings*†

2,749

191,413

Sears Holdings Corp.*†

4,540

334,417

Stryker Corp.†

3,010

189,269

Amazon.com, Inc.*†

4,449

326,245

Hospira, Inc.*†

4,623

185,428

TJX Cos., Inc.†

9,983

314,165

Quest Diagnostics, Inc.†

3,410

165,283

Bed Bath & Beyond, Inc.*†

10,209

286,873

Barr Pharmaceuticals,

AutoZone, Inc.*

2,340

283,164

Inc.*†

3,604

162,468

H&R Block, Inc.†

12,225

261,615

Johnson & Johnson, Inc.

2,468

158,791

Abercrombie & Fitch Co.

Coventry Health Care,

— Class A†

4,080

255,734

Inc.*†

5,204

158,306

Darden Restaurants, Inc.†

7,850

250,729

C.R. Bard, Inc.†

1,606

141,248

UnitedHealth Group, Inc.

5,175

135,844

Becton, Dickinson & Co.†

1,670

135,771

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LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Genzyme Corp.*

1,830

$

________

131,797

L-3 Communications

Total Health Care

________

5,566,087

Holdings, Inc.†

1,874

$

170,290

ENERGY 16.1%

Pitney Bowes, Inc.†

4,920

167,772

XTO Energy, Inc.†

7,265

497,725

General Dynamics Corp.†

1,854

156,107

EOG Resources, Inc.†

3,200

419,840

Rockwell Collins, Inc.

3,070

147,237

Chesapeake Energy Corp.†

6,330

417,527

ITT Corporation†

2,318

146,799

Apache Corp.†

2,760

383,640

Terex Corp.*

2,690

138,185

ConocoPhillips

3,280

309,599

Equifax, Inc.

4,040

135,825

Schlumberger Ltd.

2,780

298,655

Jacobs Engineering Group,

Halliburton Co.†

5,590

296,661

Inc.*†

1,130

91,191

Murphy Oil Corp.†

3,020

296,111

Rockwell Automation, Inc.†

2,030

________

88,772

Devon Energy Corp.

2,245

269,759

Total Industrials

________

2,514,436

BJ Services Co.†

8,289

264,751

CONSUMER STAPLES 7.1%

Transocean, Inc.*†

1,610

245,348

Anheuser-Busch Cos., Inc.

4,350

270,222

Sunoco, Inc.†

5,790

235,595

Clorox Co.

4,448

232,186

Consol Energy, Inc.†

1,996

224,291

Avon Products, Inc.†

6,124

220,587

Exxon Mobil Corp.

2,440

215,037

UST, Inc.†

3,759

205,279

Smith International, Inc.†

2,295

190,806

Kellogg Co.†

4,085

196,162

Cabot Oil & Gas Corp.

2,800

189,644

Colgate-Palmolive Co.

2,784

192,374

Valero Energy Corp.

4,250

175,015

WM Wrigley Jr Co.

2,467

191,883

Southwestern Energy Co.*†

3,340

159,017

Estee Lauder Cos., Inc. —

Baker Hughes, Inc.†

1,490

130,137

Class A†

4,106

190,724

Cameron International

Campbell Soup Co.

5,490

183,695

Corp.*†

2,250

________

124,538

Hershey Co.†

5,554

182,060

Total Energy

________

5,343,696

Pepsi Bottling Group, Inc.

5,575

155,654

FINANCIALS 8.9%

PepsiCo, Inc.

2,158

________

137,227

CB Richard Ellis Group,

Total Consumer Staples

________

2,358,053

Inc. — Class A*†

23,440

450,048

MATERIALS 7.1%

Safeco Corp.†

5,300

355,948

United States Steel Corp.

3,450

637,491

Moody's Corp.†

10,080

347,155

Nucor Corp.†

5,858

437,417

Progressive Corp.†

17,761

332,486

Freeport-McMoRan Copper

SLM Corp.*†

14,926

288,818

& Gold, Inc.†

3,250

380,868

IntercontinentalExchange,

Ball Corp.†

6,503

310,453

Inc.*

2,230

254,220

Titanium Metals Corp.†

12,420

173,756

Leucadia National Corp.

5,326

250,003

Sigma-Aldrich Corp.†

2,920

157,271

Federated Investors, Inc. —

Ecolab, Inc.†

3,264

140,319

Class B

5,636

193,991

Pactiv Corp.*

4,920

________

104,452

CME Group, Inc.†

438

167,837

Total Materials

________

2,342,027

Franklin Resources, Inc.

1,300

119,145

UTILITIES 1.7%

American Express Co.†

2,774

104,497

Questar Corp.†

2,918

207,295

NYSE Euronext

1,396

________

70,721

AES Corp.*†

9,597

184,358

Total Financials

________

2,934,869

Constellation Energy

INDUSTRIALS 7.6%

Group, Inc.

2,190

________

179,799

Cummins, Inc.

3,850

252,252

Total Utilities

________

571,452

Caterpillar, Inc.†

3,330

245,821

Total Common Stocks

Expeditors International of

(Cost $29,483,453)

________

33,000,200

Washington, Inc.†

5,300

227,900

SECURITIES LENDING COLLATERAL 38.9%

Lockheed Martin Corp.†

1,870

184,494

Mount Vernon Securities

CH Robinson Worldwide,

Lending Trust Prime Portfolio

12,864,070

________

12,864,070

Inc.†

3,320

182,069

Danaher Corp.†

2,325

179,722

Total Securities Lending Collateral

(Cost $12,864,070)

________

12,864,070

2

LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Total Investments 138.6%

(Cost $42,347,523)

$

__________

45,864,270

Liabilities in Excess of Other

Assets – (38.6)%

$    (12,776,710)

__________

Net Assets – 100.0%

$

33,087,560

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008.

3